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                                                                    EXHIBIT 99.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Fleming Companies, Inc. (the "Company") on Form 10-Q for the period ending July 13, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Mark S. Hansen, Chairman of the Board and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                            /s/ Mark S. Hansen
                                            ----------------------------------
                                            Mark S. Hansen
                                            Chairman of the Board and
                                            Chief Executive Officer